FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                    03/24/99



                       Internet Stock Market Resources, Inc.
                      (Formerly Internet Stock Exchange Corp.)
             (Exact name of registrant as specified in its charter)




             Delaware                  33-21481-FW             76-0246940
             --------                  -----------             ----------
     (State of Jurisdiction of        (File Number)             (Federal
  incorporation or organization)                             Identification
                                                                 Number)





                          405 Central Avenue, Fifth Floor
                              St. Petersburg, FL  33701
                             ---------------------------
    (Address of principal Executive Offices and principal place of business)




                                 (727) 896-9696
              (Registrant's telephone number, including area code)

                                 ITEMS REPORTED






ITEM 5.  OTHER EVENTS

    A press release regarding the Company's addition of e-MedSoft.com to its listed members organization was sent on March 24, 1999 by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.1).
    A press release regarding the Company's addition of Pinnacle Business Management Inc. to its listed members organization was sent on April 5, 1999 by facsimile or electronic transmission to various businesses and general news wire services. (See Exhibit 99.2).
    The Company herewith states that no other company mentioned in either of the aforementioned press releases of Exhibits 99.1 and 99.2 is related to e-MedSoft.com or Pinnacle Business Management Inc., nor is any company mentioned in either Exhibit related to Internet Stock Market Resources, Inc. except through normal business relationships.

ITEM 7.  FINANCIALS AND EXHIBITS

        (C)  Exhibits

               99.1 Press Release from Internet Stock Market Resources, Inc.
               99.2 Press Release from Internet Stock Market Resources, Inc.

                                   SIGNATURES


Pursuant of the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Internet Stock Market Resources, Inc.
                                         (Registrant)



DATE:      3/25/99                       By: /s/ Anastasios Kyriakides
                                         ----------------------------
                                         Anastasios Kyriakides
                                         Chairman/Director

                                INDEX TO EXHIBITS



         Exhibit Number         Description

             99.1 Press Release of March 25, 1999 from Internet Stock Market Resources, Inc.

             99.2 Press Release of April 5, 1999 from Internet Stock Market Resources, Inc.